                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 14, 2006

                                  MISONIX, INC.
             (Exact name of registrant as specified in its charter)

         New York                       1-10986                   11-2148932
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

   1938 New Highway, Farmingdale, NY                                11735
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(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

              On February 14, 2006, MISONIX, INC. ("Misonix") issued a press release announcing its financial results for the quarter ended
              December 31, 2005. The press release is attached hereto as Exhibit
              99.1. This information shall not be deemed "filed" for purposes of
              Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 9.01     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit 99.1  Press Release of MISONIX, INC., dated February 14, 2006

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 14, 2006              MISONIX, INC.

                                        By:  /s/ Richard Zaremba
                                             -------------------
                                                 Richard Zaremba
                                                 Senior Vice President and Chief
                                                 Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.       Description
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99.1              Press Release of MISONIX, INC., dated February 14, 2006

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